                                                                    EXHIBIT 99.1

SANDERLING VENTURE PARTNERS VI, L.P.

By:  Middleton, McNeil, Mills & Associates VI, LLC

By:  /s/ Fred A. Middleton
     ------------------------------------------------
         Fred A. Middleton
         Managing Director

SANDERLING VI BETEILIGUNGS GMBH & CO. KG

By:  Middleton, McNeil, Mills & Associates VI, LLC

By:  /s/ Fred A. Middleton
     ------------------------------------------------
         Fred A. Middleton
         Managing Director

SANDERLING VENTURES MANAGEMENT VI

By:  /s/ Fred A. Middleton
     ------------------------------------------------
         Fred A. Middleton
         Owner

SANDERLING VI LIMITED PARTNERSHIP

By:  Middleton, McNeil, Mills & Associates VI, LLC

By:  /s/ Fred A. Middleton
     ------------------------------------------------
         Fred A. Middleton
         Managing Director

SANDERLING VENTURE PARTNERS VI CO-INVESTMENT FUND, L.P.

By:  Middleton, McNeil, Mills & Associates VI, LLC

By:  /s/ Fred A. Middleton
     ------------------------------------------------
         Fred A. Middleton
         Managing Director